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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

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                                       FORM T-2

                               STATEMENT OF ELIGIBILITY
                        UNDER THE TRUST INDENTURE ACT OF 1939
                    OF AN INDIVIDUAL DESIGNATED TO ACT AS TRUSTEE

                         CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION
                         305(b)(2)
                                   --------------------------

                         ------------------------------------


               MARK F. MCLAUGHLIN                        ###-##-####
               ------------------                 ------------------------
                (Name of Trustee)                 (Social Security Number)


                                   77 Water Street
                               New York, New York 10005
                                  (Business Address:
                                 Street, City, State
                                    and Zip Code)

                         -----------------------------------

                           NEW ORLEANS PUBLIC SERVICE INC.
                 (Exact name of obligor as specified in its charter)

                    LOUISIANA                        72-0273040
               -------------------      -----------------------------------
                 (State or other        (I.R.S.employer identification no.)
                 jurisdiction of
                 incorporation or
                 organization)

                                  639 Loyola Avenue
                             New Orleans, Louisiana 70113
                 (Address of principal executive offices)  (Zip Code)

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                         General and Refunding Mortgage Bonds
                         (Title of the Indenture Securities)

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                    Item 1.   Affiliations with Obligor.
                              -------------------------

                              If the obligor is an affiliate of the
                              trustee, describe each such affiliation.

                              The obligor is not an affiliate of the
                              trustee.

                    Item 11.  List of Exhibits.
                              ----------------

                              List below all exhibits filed as part of this statement of eligibility.

                              None.

                                      SIGNATURE

               Pursuant to the requirements of the Trust Indenture Act of 1939, I, Mark F. McLaughlin, have signed this statement of eligibility in The City of New York, and State of New York, on the 12th day of January 1996.


                               /s/ Mark F. McLaughlin
                              ---------------------------
                                  Mark F. McLaughlin